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                                Class A Shares of

                         AIM TAX-FREE INTERMEDIATE FUND

                        Supplement dated October 28, 2002
                      to the Prospectus dated July 29, 2002


The fund will discontinue public sales of its Class A shares to new investors at the close of business on October 30, 2002.

Existing shareholders of the fund may continue to invest in Class A shares of the fund if they were invested in the Class A shares of the fund at the close of business on October 30, 2002 and remain invested in Class A shares of the fund after that date.

Beginning on October 31, 2002, shareholders who have a Class A share account with the fund with a balance of $1,000,000 or more consisting of purchases made on or after October 31, 2002 will no longer be subject to a 0.25% contingent deferred sales charge upon redemption if they redeem those shares within 12 months from the date of purchase. Class A share purchases made between November 15, 2001 and October 30, 2002 and subject to a contingent deferred sales charge, will remain subject to a 0.25% contingent deferred sales charge upon redemption if such shares are redeemed within 12 months from the date of purchase.